Supplement dated February 28, 2019
to the following prospectuses dated May 1, 2018:

MassMutual Capital Vantage®, as supplemented 6/19/2018

MassMutual Transitions SelectSM II

MassMutual Transitions SelectSM

MassMutual EvolutionSM

MassMutual Transitions®

MassMutual Artistry

Liquidation of the Oppenheimer Global Multi-Alternatives Fund/VA

This supplement provides important updates to the investment choices available through your contract. Please read it carefully and keep it with your current prospectus for future reference.

Invesco LTC (Invesco), a global investment management company, will acquire OppenheimerFunds, Inc. in the second quarter of 2019 (the “Merger”). In connection with the Merger, the Oppenheimer Global Multi-Alternatives Fund/VA’s (the “Fund”) majority shareholder has notified the Fund that it will redeem its assets in the Fund prior to the closing of the Merger. As a result, the Fund’s portfolio managers will no longer have enough assets to run the Fund’s investment strategy. OppenheimerFunds, Inc. believes it is in the best interest of the Fund and its remaining shareholders to liquidate the Fund.

The Board of Trustees of the Fund has approved the liquidation of the Fund effective on April 29, 2019.

Transfer of Contract Value from the Liquidated Fund

After the close of the New York Stock Exchange (“NYSE”) on April 29, 2019, any contract value remaining in the Oppenheimer Global Multi-Alternatives sub-account will be automatically transferred to the MML U.S. Government Money Market sub-account available with your variable annuity contract.

If you do not want your contract value in the Oppenheimer Global Multi-Alternatives sub-account automatically transferred to the MML U.S. Government Money Market sub-account, we must receive your request (in good order) at our Service Center by the close of the NYSE on April 26, 2019 to transfer your contract value to a different investment choice available under your variable annuity contract. That transfer:

•	will not count toward the number of free transfers allowed each year or count towards transfer limits imposed by our frequent trading and market timing policies; and

•	will not be subject to a transfer charge.

If, due to the liquidation, we transfer any of your contract value to the MML U.S. Government Money Market sub-account, such transfer:

•	will not count towards the number of free transfers allowed each year or count towards transfer limits imposed by our frequent trading and market timing policies; and

•	will not be subject to a transfer charge.

For up to 60 days after the Fund liquidation, you can transfer your contract value that was transferred to the MML U.S. Government Money Market sub-account due to the Fund liquidation to different investment choices available under your variable annuity contract without those transfers counting toward the number of free transfers allowed each year. That transfer:

•	will not count toward the number of free transfers allowed each year or count towards transfer limits imposed by our frequent trading and market timing policies; and

•	will not be subject to a transfer charge.

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Impact on Future Purchase Payment Allocations

Effective April 29, 2019, the MML U.S. Government Money Market sub-account will automatically replace the Oppenheimer Global Multi-Alternatives sub-account if your purchase payment allocation instructions require that a portion or all of your purchase payment be allocated to the Oppenheimer Global Multi-Alternatives sub-account.

If you do not wish to have a portion or all of your future purchase payments allocated to the MML U.S. Government Money Market sub-account, you must send a request (in good order) to our Service Center to change your future purchase payment allocations.

Impact on Automatic Programs

After the close of the NYSE on April 26, 2019, the MML U.S. Government Money Market sub-account will automatically replace the Oppenheimer Global Multi-Alternatives sub-account in all of the following automatic programs that utilized the Oppenheimer Global Multi-Alternatives sub-account as an investment choice:

•	Automatic Investment Plan;

•	Automatic Rebalancing Program;

•	Systematic Withdrawal Program;

•	Interest Sweep Option Program;

•	Fixed Account Dollar Cost Averaging Program; and

•	Separate Account Dollar Cost Averaging Program, also known as the Dollar Cost Averaging Program for certain variable annuity products *

*If you currently use the MML U.S. Government Money Market sub-account and the Oppenheimer Global Multi-Alternatives sub-account as investment choices in your Separate Account Dollar Cost Averaging Program, your program may terminate effective the close of the NYSE on April 26, 2019 unless you change the investment choices used in that program prior to that date.

You may change your automatic program elections by submitting a request (in good order) to our Service Center.

If you have questions about this supplement, wish to revise your purchase payment allocation instructions or make other changes to your contract, please contact your registered representative, visit us online at www.massmutual.com/contact-us, or call the MassMutual Customer Service Center at (866) 645-2362 for MassMutual Capital Vantage and MassMutual Transitions Select II, and (800) 272-2216 for MassMutual Transitions, MassMutual Transitions Select, MassMutual Evolution, and MassMutual Artistry.

The Service Center for MassMutual Capital Vantage and MassMutual Transitions Select II is open Monday through Friday between 7 a.m. and 7 p.m. Central Time.

The Service Center for MassMutual Transitions, MassMutual Transitions Select, MassMutual Evolution and MassMutual Artistry is open Monday through Friday between 8 a.m. and 8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

February 28, 2019	Page 2 of 2	PS18_06